UNITED STATES

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Washington, D.C. 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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EXCHANGE ACT OF 1934

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MYERS INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Myers Industries, Inc. Investor Presentation April 2013

- **Consistent strategic direction resulted in strong performance in 2012**
  - Adjusted EPS increased 40% following an 81% increase in 2011
  - Share price appreciated 23% in 2012 following a 27% increase in 2011
  - 1-year TSR: 25.3%; 3-year TSR: 21.7% (annualized)
- **Financial position remains solid, with a flexible balance sheet and financial liquidity**
- **Returning cash to shareholders**
  - 14% dividend increase in 2012; 12.5% increase in 2013 first quarterly dividend
  - Repurchased $4M of stock in 2012
- **Strong, independent and committed Board**
  - Highly experienced and qualified members
  - Approximately 60% new directors since 2007
- **Compensation policies are aligned with Company performance**
- **Recently named one of America's 100 most trustworthy companies for the second year in a row for its strong corporate governance in an annual survey commissioned by *Forbes***
- **GAMCO has not proposed any substantive plans to alter or improve the strategic direction or execution at Myers Industries**

2 Highlights

16%
26%
22%
36%

19%
4%
18%
59%

Material Handling | Lawn & Garden | Engineered Products | Distribution

Company at a Glance

•
NYSE: MYE
•
Founded in 1933
•
Headquartered in Akron, OH
•
3,378 employees
•
Diversified International
manufacturer of polymer
products and wholesale
distributor that operates in
four segments
2012 Net Sales
2012 Adjusted
EBIT

Material Handling

BUCKHORN · AKRO-MILS · Jamco Products · NOVEL · MYERS do Brasil

The most recognized brands for reusable containers and pallets to replace cardboard and other disposable packaging – reducing supply chain waste and costs…

- Plastic Reusable Containers & Pallets
- Plastic Storage Bins & Systems
- Metal Wire Shelving Systems
- Custom Material Handling Products

Markets…

- Beverage Processing
- Food Processing
- Industrial / Manufacturing
- Retail Distribution

Lawn & Garden

Myers Industries Lawn & Garden Group

Leading brands for plastic pots, trays, baskets and decorative resin planters for the professional grower industry and retail garden centers…

- Plastic Flowerpots & Tray Systems
- Hanging Baskets
- Decorative Resin Planters
- Merchandising & Branding Programs

Markets…

- Greenhouse Growers
- Nursery Growers
- Grower Distributors
- Retail Garden Centers

Engineered Products

Ameri-Kart · Patch Rubber Company · WEK

Engineered plastic components, custom products and tire repair products serving diverse niche markets…

- Plastic HVAC Components
- RV Water & Fuel Tanks
- Marine Fuel Tanks
- Custom Plastic Components & Products
- Tire Repair & Retread Products
- Industrial Rubber Sheet Stock
- Highway Marking Tapes

Markets…

- Agriculture
- Automotive
- Industrial
- Marine
- Recreational Vehicle
- Tire Repair

Distribution

Myers Tire Supply

The largest U.S. distributor of tools, supplies and equipment for the tire, wheel and undervehicle service industry…

- Tire Valves & Accessories
- Tire Changing & Balancing Equipment
- Lifts & Alignment Equipment
- Tire Repair & Retread Supplies

Markets…

- Auto Dealers
- Auto Repair Facilities
- Commercial Auto & Truck Fleets
- Retail Tire Dealers
- Retreaders
- Truck Tire Dealers

Business Segments 4

Our Vision for Profitable Growth
Myers Industries is:
•
A diversified industrial company focused on five key growth platforms in niche manufacturing and tire supply distribution
•
Returnable Packaging
•
Storage & Safety Products
•
Tire Repair & Retread Products
•
Specialty Molding
•
Tire Supply Distribution
•
A decentralized business rooted in strong brands
•
The leader in its industries, delivering customer dedication and strong financial results through…
•
Innovation
•
Operations Excellence
•
Organization Development
• Growing in North America and rapidly developing international markets via organic growth and selective, high value-add acquisitions
• Improving underperforming operations

- Structure the organization closer to the customer - decentralize
- Build and maintain processes to maximize customer input
- Lead our industries in service, quality and delivery

- Deliver next-generation products/services in high niche markets
- Utilize "Voice of the Customer" tools
- Market based strategic planning

- Maintain highest standards in safety and productivity
- Ensure process for continuous quality, service and productivity improvement

- Ensure industry-best talent
- Make Myers' training and development a competitive advantage

- Generate strong financial results – EBITDA growth, Cash, ROIC
- Maintain a strong balance sheet
- Build industry leading decision-making tools across the business

Key Management Capabilities

Our Strategic Principles 6 Customer Dedication Innovation Operations Excellence Organization Development Financial Strength

Our Goals
• Generate returns above cost-of-capital
• Produce strong free cash flow
• Achieve organic growth > 1.5x GDP
• Realize sales >10% of total sales from new products, services or markets developed in the last three years
• Target a 5% reduction in COGS each year
• Maintain strong financial position
• Balanced approach to capital allocation including returning cash to shareholders

$100
$80
$60
$40
$20
$0
$66
$51
$36
$54
$68
$96
$61
$73
$46
$64
$61
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Solid Cash Flow Generation 8 $(Millions) Cash Flows from Operating Activities

Returning Cash to Shareholders

•
Dividend paid every year since public in 1971
Dividends
Notes:
1) Above adjusted for stock dividends and splits in 2000, 2001, 2002 and 2004.
2) In 2007 there was an additional special dividend (not shown above) of $0.28 or $9.9M accrued but not paid until 2008, resulting from a merger termination payment.
3) In 2012 there was an accelerated dividend paid in December that is not reflected above
4)  2013 dividend is forecasted based on increased dividend paid in Q1 2013
•
Share repurchases
•
Spent $4M to buy back 300k shares in 2012
•
Spent $20M to buy back 2M shares in 2011

Progress in Accomplishing Our Goals

Key Metrics
Goals 2012 2011
Sales Growth > 1.5x GDP 4.7% 2.4%
Gross Margin > 27% 27.4% 26.3%
ROIC* > 10% 10.0% 8.5%
Innovation / NPD** >10% of Sales 6% 3%
Operations Excellence  Savings 5% of COGS (gross) 3% 3%
*ROIC = Net Operating Profit After Tax / (Debt + Equity).
** NPD = New Product Development. Calculation based on products/services introduced within last 3 years.

Full Year 2012 Highlights
•
Achieved 40% increase in adjusted EPS
• $0.94 compared to $0.67 in 2011
•
Completed two strategic acquisitions which were accretive
• Novel  - designer and manufacturer of returnable plastic crates and totes that is a clear fit with Myers’ returnable packaging market focus and geographic expansion strategy
• Jamco – designer and manufacturer of heavy-duty industrial steel carts and cabinets whose products are sold through national catalogs and distributors similar to our Akro-
Mils business
•
6% of total sales in 2012 came from products, services or markets developed in the last three years.
•
Realized $17.9 million in Operations Excellence savings
• 3% of Cost of Goods sold
•
Increased capital spending by $5.1 million to $27 million
• 55% was for growth oriented projects
•
Returned cash to shareholders through dividend increase of 14% and $4M of share repurchases

•
As part of Innovation initiative more than 40 new products and services were introduced

Innovative New Products in 2012
Bin Clip
(Patented)
18” Deep
Pick Rack
60-Gallon Drum
Electronic Testing
Equipment for Truck
Fleets
Preset Gauge
Inflator
Water Based
Tread Cement
New Sizes Co-Ex
Pots & Trays
True Size
Nursery
Containers
360 Cell
Plug Tray
Slope-It
Bin Insert
Lean Panel -
Industry First
Sloped
Louvered Panel
Tilt-View
The Grow Box
Decorative
Containers

Solid Corporate Governance Principles

• Separate roles of CEO and Board Chairman
• All directors stand for election annually
• No poison pill provision
• Broad range of expertise provided by current board
• Stock ownership guidelines for officers and directors
• Director resignation policy in place
• No Executive employment agreements
• No Gross up provisions
• Only double trigger change of control protection
• Focus on pay for performance
• Consider  and evaluate all shareholder director nominees; seek best qualified directors

Committed and Experienced Board

•
Myers Industries has extremely experienced and effective Board members overseeing a solid strategic plan and challenging management to drive additional shareholder value creation.
•
The Board is composed of 9 members, 8 of which are independent
•
The Board’s composition includes expertise from diverse areas:
•
5 of the 9 directors have joined the board in just the past 6 years
2007:  Robert Stefanko
2009:  John Crowe
2010:  Sarah Coffin
2011:  William Foley
2011:  Robert Heisler, Jr.
Polymer Manufacturing
Industrial Operations
Finance & Accounting
Distribution
Investment Banking
Sales & Marketing
Risk Management
Strategic Planning
Mergers & Acquisitions
Banking & Capital Formation

Profile of Current Board of Directors

•
Vincent C. Byrd – served as a Director since 2006
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President & Chief Operating Officer, The J.M. Smucker Company (NYSE) and Director
of the J.M. Smucker Company
•
Expertise in operations, branding, finance, international business, mergers and acquisitions,  and compensation
•
Sarah R. Coffin – served as a Director since 2010
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Former Chief Executive Officer, Aspen Growth Strategies LLC
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Senior-level leadership in polymer industry; expertise in marketing and operations
•
John B. Crowe – served as a Director since 2009
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Chief Executive Officer and Chairman of Buckeye Technologies Inc. (NYSE)
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Expertise in packaging markets, operations, investor relations and strategic planning
•
William A. Foley – served as Director since 2011
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Chairman of the Board of Directors of Libbey, Inc. (NYSE)
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Expertise in polymers, lawn and garden markets, distribution, operations, and governance
•
Robert B. Heisler, Jr. – served as Director since 2011
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Retired Dean, Kent State University Business School
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Director, FirstEnergy Corp. (NYSE); TFS Financial Corporation (NASDAQ)
•
Former Chief Financial Officer, Kent State University
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Former Chairman and Chief Executive Officer, KeyBanc, NA (NSYE)
•
Expertise in finance, management, mergers and acquisitions, and strategic planning

Profile of Current Board of Directors

•Richard
P. Johnston – served as a Director since 1992
•
Current Chairman of the Board of Myers Industries; Founder and former CEO of
Buckhorn, Inc.
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Managing Director of Jackson Hole Capital Partners
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Director of Results Radio, Inc.
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Expertise in operations, strategic planning, corporate governance practices, and mergers and acquisitions
•
Edward W. Kissel – served as a Director since 2000
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President and Managing Partner of Kissel Group Ltd.
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Expertise in manufacturing, sales, marketing, strategic planning, and mergers and acquisitions
•
John C. Orr – served as a Director since 2005
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President and Chief Executive Officer of Myers Industries
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Director of Libbey Inc. (NYSE)
•
Expertise in polymer manufacturing, strategic planning, operations, and mergers and acquisitions
•
Robert A. Stefanko – served as a Director since 2007
•
Former Chairman of the Board and Executive Vice President of Finance and
Administration of A. Schulman, Inc.
•
Director and member of Audit Committee of OMNOVA Solutions, Inc. (NYSE)
•
Expertise in polymers, finance,  and risk management

Background and History with GAMCO

The Company has made every effort over the last several years to understand and respond to GAMCO’s concerns regarding the Board of Directors:
In November 2008, GAMCO sent a letter to the Company announcing its intention to nominate 3 nominees for election to the Board of Directors at the 2009 Annual Meeting of
Shareholders.
Upon receiving GAMCO’s letter, a representative of the Company’s Board contacted GAMCO to further inquire about specific concerns of GAMCO relating to the Company.  The individuals noted in GAMCO’s letter were invited to participate in the regular Board candidate vetting process.
GAMCO declined to have its individuals participate in the Company’s review process and failed to articulate any specific concerns that it had regarding the operations of the
Company.
The Company identified and evaluated a highly qualified candidate, John Crowe, and nominated him for election to the Board of Directors at the 2009 Annual Meeting of
Shareholders.
The Company received no further communications from GAMCO regarding the Company until the filing of GAMCO’s preliminary proxy statement with the SEC on March 30, 2009.
At the April 30, 2009, Annual Meeting of Shareholders, shareholders strongly supported the full Company Director slate and did not support the GAMCO slate.

Background and History with GAMCO

In May 2009, GAMCO disclosed that it intended to submit one or more individuals as nominees for election to the Board of Directors at the 2010 Annual Meeting.
Management of the Company engaged in several conversations with Mr. Mario
Gabelli, principal of GAMCO, to understand GAMCO’s specific concerns relating to the
Company and its Board.
At NO TIME did Mr. Gabelli relate specific concerns with the Company’s strategy, operations or management.
On October 30 and again on November 13, 2009, GAMCO disclosed that it had sent letters to the Company announcing its intention to nominate three individuals  for election to the Board of Directors at the 2010 Annual Meeting.
The Company identified and evaluated a highly qualified candidate, Sarah Coffin, and nominated her for election to the Board of Directors at the 2010 Annual Meeting of
Shareholders.
At the April 30, 2010, Annual Meeting of Shareholders, shareholders strongly supported the full Company Director slate and did not support the GAMCO slate.

Background and History with GAMCO

The Company identified two highly qualified candidates for the Board, William
A. Foley and Robert B. Heisler, Jr. , and nominated both individuals for election to the Board at the 2011 Annual Meeting of Shareholders.
On February 28, 2011, without any other communication to the Company,
GAMCO disclosed that it had sent a letter to the Company recommending two individuals for nomination for election as directors of the Company at the
Annual Meeting of Shareholders.
At the April 29, 2011 Annual Meeting of Shareholders, shareholders strongly supported the full Company Director slate and did not support the GAMCO slate.
In November 2011, GAMCO disclosed that it had sent a letter to the Company announcing its intention to nominate at least four individuals as directors at the 2012 Annual Meeting of Shareholders.

Background and History with GAMCO

On February 15, 2012, GAMCO disclosed that it had sent a letter to the
Company announcing that it was recommending Richard L. Bready and
Robert S. Prather for election to the Board of Directors at the 2012 Annual
Meeting.
At the April 27, 2012 Annual Meeting of Shareholders, shareholders strongly supported the full Company Director slate and did not support the GAMCO slate.
GAMCO’s 2013 nominee, Daniel R. Lee’s biography does not include any experience or expertise pertinent to the Company’s businesses.
As in each of the prior years, GAMCO has failed to offer any alternative strategic plan to create additional value for shareholders and has consistently refused to communicate its specific concerns to management or the Board.

Conclusion

Over the most recent three years, the Company has delivered TSR of
21.7% on an annualized basis, while paying dividends, reducing expenses and investing for future growth and increased productivity.
GAMCO has consistently failed to articulate any specific concerns regarding the Company’s operations or propose a new strategy for the
Company going forward.
GAMCO has not articulated any special qualifications of the individual it seeks to put on the Company’s board that might make him more suited to serve as a director of the Company than any of the nominees recommended by the Board of Directors.
Shareholders are urged to vote FOR the Company’s Directors on the
WHITE proxy card

Safe Harbor Statement

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site.

ANNUAL
Cutting
Annual

MYERS INDUSTRIES, INC.

Leadership Brands Helping Customers Grow!